Exhibit 99.1

NEWS RELEASE For immediate release Laura Clark 904 598 7831 LauraClark@RegencyCenters.com

Regency Centers Provides COVID-19 Business Update

JACKSONVILLE, FL (June 1, 2020) – Regency Centers Corporation (“Regency” or the “Company”) (NASDAQ:REG) today provided a business update related to COVID-19, including an update on rent collections for April and May.

As of May 31, 2020, approximately 75% of Regency’s tenants were open based on pro-rata Annual Base Rent (“ABR”), and the Company had collected 68% and 58% of April and May pro-rata base rent, respectively.

April and May Base Rent Collections (As of May 31, 2020)

Type*	Tenant Categories	% of Total ABR	April Base Rent Collected	May Base Rent Collected
Essential - Retail/Services	Grocers, drugstores, mass merchandisers, banks, pet stores, office supplies, medical, etc.	43%	95%	92%
Essential - Restaurants		19%	54%	42%

Quick Service	Fast food, QSRs, limited service	12%	59%	48%

Full Service	Casual dining, table service, fine dining	7%	45%	31%

Other Retail/Services	Soft goods, Personal Service, professional service, fitness, other	38%	44%	28%
Total Portfolio		100%	68%	58%

* Essential retailers defined as those that supply or provide consumers and essential businesses with any basic necessary goods and services; definition varies across municipalities.

For further details, please refer to the Company’s COVID-19 Business Update June 2020 presentation that can be found on its website at Investors.regencycenters.com.

About Regency Centers Corporation (NASDAQ: REG)

Regency Centers is the preeminent national owner, operator, and developer of shopping centers located in affluent and densely populated trade areas. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com.

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Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.

Our operations are subject to a number of risks and uncertainties including, but not limited to, those listed below. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC, which provide much more information and detail on the risks described below. If any of the events described in the following risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation:

Risks Related to the COVID-19 Pandemic

Pandemics or other health crises may adversely affect our tenants’ financial condition, the profitability of our properties, our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to the Retail Industry

Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses; Shifts in retail sales and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows; Changing economic and detail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow; Our success depends on the success and continued presence of “anchor” tenants; A significant percentage of our revenues are derived from smaller “shop space” tenants and our net income may be adversely impacted if our smaller shop tenants are not successful; We may be unable to collect balances due from tenants in bankruptcy.

Risk Factors Related to Real Estate Investments and Operations

We are subject to numerous laws and regulations that may adversely affect our operations or expose us to liability; Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income; We face risks associated with development, redevelopment and expansion of properties; We face risks associated with the development of mixed-use commercial properties; We face risks associated with the acquisition of properties; We face risks if we expand into new markets; We may be unable to sell properties when desired because of market conditions; Certain of the properties in our portfolio are subject to ground leases; if we are unable to renew a ground lease, purchase the fee simple interest, or are found to be in breach of a ground lease, we may be adversely affected; Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees; Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change; An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties; Loss of our key personnel may adversely affect our business and operations; We face competition from numerous sources, including other REITs and other real estate owners; Costs of environmental remediation may reduce our cash flow available for distribution to stock and unit holders; Compliance with the Americans with Disabilities Act and fire, safety and other regulations may require us to make unexpected expenditures; The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnership and Joint Ventures

We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued; The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings; We may acquire properties or portfolios of properties through tax-deferred contribution transactions, which may result in stockholder dilution and limit our ability to sell such assets; We depend on external sources of capital, which may not be available in the future on favorable terms or at all; Our debt financing may adversely affect our business and financial condition; Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition; Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations; Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us; The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined.

Risk Factors Related to our Company and the Market Price for Our Securities

Changes in economic and market conditions may adversely affect the market price of our securities; There is no assurance that we will continue to pay dividends at historical rates; Enhanced focus on corporate responsibility and sustainability, specifically related to environmental, social and governance matters, may impose additional costs and expose us to new risks.

Risk Factors Related to Laws and Regulations

If the Parent Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates; Recent changes to the U.S. tax laws may have a significant negative impact on the overall economy, our tenants, our investors, and our business; Dividends paid by REITs generally do not qualify for reduced tax rates; Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT; Legislative or other actions affecting REITs may have a negative effect on us; Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities; Restrictions on the ownership of the Parent Company's capital stock to preserve its REIT status may delay or prevent a change in control; The issuance of the Parent Company's capital stock may delay or prevent a change in control.

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